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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)                 March 15, 2000
                                                                 ---------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
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             (Exact name of registrant as specified in its charter)

         (As Servicer on behalf of CC MASTER CREDIT CARD TRUST (FORMERLY
                     CHEVY CHASE MASTER CREDIT CARD TRUST))


   Laws of the United States              33-81786                     51-0269396
-------------------------------   ------------------------    ----------------------------
(State or other jurisdiction of   (Commission File Number)    (IRS Employer Identification
 incorporation or organization)                                          Number)



201 North Walnut Street, Wilmington, Delaware                           19801
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(Address of principal executive offices)                              (Zip Code)


                    302/594-4117
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Registrant's telephone number, including area code


                                       N/A
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         (Former name, former address and former fiscal year, if changed since last report)
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Item 7.  Financial Statements and Exhibits

         (c) Exhibits.

         The following exhibits are filed as a part of this report:

         (99.01)  Series 1994-5 Monthly Certificateholders' Statement

         (99.02)  Series 1994-5 Monthly Statement To Certificateholders

         (99.03)  Series 1995-1 Monthly Certificateholders' Statement

         (99.04)  Series 1995-1 Monthly Statement To Certificateholders


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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 FIRST USA BANK, NATIONAL ASSOCIATION
                                 As Servicer of the CC Master Credit Card Trust (formerly Chevy Chase Master Credit Card Trust)


                                 By:  /s/ Tracie H. Klein
                                      -----------------------------
                                      Name:   Tracie H. Klein
                                      Title:  First Vice President


Date:  March 15, 2000
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


EXHIBIT INDEX


Exhibit No.                         Description                            Page
-----------                         -----------                            ----

  99.01           Series 1994-5 Monthly Certificateholders' Statement

  99.02           Series 1994-5 Monthly Statement to Certificateholders

  99.03           Series 1995-1 Monthly Certificateholders' Statement

  99.04           Series 1995-1 Monthly Statement to Certificateholders